                         FOLKSAMERICA HOLDING COMPANY, INC.

                          UNAUDITED CONDENSED CONSOLIDATED
                                FINANCIAL STATEMENTS
                                   JUNE 30, 1998

                        FOLKSAMERICA HOLDING COMPANY, INC.
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                Table of Contents



                                                                 Page No.
                                                                 --------
Condensed Consolidated Balance Sheets
    June 30, 1998 (unaudited) and December 31, 1997                  2

Condensed Consolidated Income Statements (unaudited)
    Three month and six month periods ended
    June 30, 1998 and 1997                                           3

Condensed Consolidated Statement of Cash Flows (unaudited)
    Six months ended June 30, 1998 and 1997                          4

Notes to Condensed Consolidated Financial Statements                 5

                        FOLKSAMERICA HOLDING COMPANY, INC.

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                  (IN THOUSANDS)

                                                             June 30,        December 31,
                                                               1998              1997
                                                           -----------       ------------
                                                           (unaudited)
ASSETS:
  Bonds, at amortized cost                                  $   93,090        $  115,722
  Bonds, at market value                                       669,638           656,166
  Equity securities, at market value                           108,428            80,747
  Short term investments                                         5,670             5,326
  Cash and cash equivalents                                     63,566            68,099
                                                           -----------       ------------
    Total cash and investments                                 940,392           926,060

  Reinsurance recoverable on paid and unpaid losses            128,468           126,909
  Reinsurance balances receivable                               67,631            74,198
  Accrued interest and dividends receivable                     12,830            13,185
  Deferred acquisition costs                                    25,115            27,154
  Deferred income taxes                                         19,431            27,888
  Funds held by ceding companies                                13,680            11,172
  Other assets                                                  12,227             7,014
                                                           -----------       ------------
    Total assets                                            $1,219,774        $1,213,580
                                                           -----------       ------------
                                                           -----------       ------------

LIABILITIES AND STOCKHOLDERS' EQUITY:

LIABILITIES:
  Unpaid losses and loss adjustment expenses                $  729,429        $  739,072
  Loan payable                                                  55,553            55,553
  Unearned premiums                                             86,379            96,514
  Funds held under reinsurance treaties                         21,822            21,004
  Accounts payable and accrued expenses                         12,514             9,689
  Deferred credit                                               32,854            36,758
                                                           -----------       ------------

    Total liabilities                                          938,551           958,590
                                                           -----------       ------------
STOCKHOLDERS' EQUITY:
  Common stock                                                     100               100
  Preferred stock Series B                                      79,372            79,372
  Paid-in capital                                               80,194            80,194
  Unrealized appreciation on investments, net of taxes          33,653            20,877
  Foreign currency translation adjustment, net of taxes         (1,775)           (1,507)
  Retained earnings                                             89,679            75,954
                                                           -----------       ------------

    Total stockholders' equity                                 281,223           254,990
                                                           -----------       ------------

Total liabilities and stockholders' equity                  $1,219,774        $1,213,580
                                                           -----------       ------------
                                                           -----------       ------------


                 See accompanying notes to condensed consolidated
                              financial statements.

                        FOLKSAMERICA HOLDING COMPANY, INC.

                     CONDENSED CONSOLIDATED INCOME STATEMENTS

                                    UNAUDITED
                                  (IN THOUSANDS)
                                     ________


                                              Three Months Ended         Six Months Ended
                                                     June 30,                  June 30,
                                                1998         1997         1998         1997
                                              -------      -------      --------    --------
Revenues:

Net premiums written                          $55,540      $41,008      $114,082    $ 87,736
Decrease in net unearned premiums               1,724        3,037         9,685       2,080
                                              -------      -------      --------    --------
Net premiums earned                            57,264       44,045       123,767      89,816

Investment income, net of expenses             12,710       10,490        25,445      20,927
Net realized gains from sale of investments       922        6,305         5,123       6,229
                                              -------      -------      --------    --------

    Total revenues                             70,896       60,840       154,335     116,972

Expenses:

Losses and LAE incurred                        41,624       31,852        88,715      64,188
Acquisition and other underwriting expenses    22,023       15,438        44,713      31,610
Interest expense                                  939        1,302         1,889       2,575
Amortization, net (primarily deferred credit)  (1,782)      (1,512)       (3,704)     (3,024)
                                              -------      -------      --------    --------

     Total expenses                            62,804       47,080       131,613      95,349

Income before Federal and foreign income
  tax expense                                   8,092       13,760        22,722      21,623

Federal and foreign income tax expense          1,664        3,792         5,705       5,522
                                              -------      -------      --------    --------

Net income                                      6,428        9,968        17,017      16,101

Net unrealized gains and foreign exchange       5,625        7,269        12,508       2,546
                                              -------      -------      --------    --------

Comprehensive income                          $12,053      $17,237      $ 29,525    $ 18,647
                                              -------      -------      --------    --------
                                              -------      -------      --------    --------





                 See accompanying notes to condensed consolidated
                              financial statements.

                          FOLKSAMERICA HOLDING COMPANY, INC.

                   CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                   FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997
                                      UNAUDITED
                                    (IN THOUSANDS)
                                       ________


                                                                       1998        1997
                                                                     --------    --------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income                                                      $ 17,017    $ 16,101
     Adjustments to reconcile net income to cash (used in)
     provided by operating activities:
          Reinsurance balances and funds held                           4,877      13,959
          Reinsurance recoverable                                      (1,559)      2,663
          Investment income due and accrued                               236         409
          Deferred acquisition costs                                    2,039         350
          Deferred income taxes                                         1,659         857
          Unpaid losses & LAE                                          (9,642)    (16,827)
          Unearned premiums                                           (10,135)     (2,572)
          Depreciation and amortization, net                           (3,461)     (2,871)
          Amortization of bond discount/premium, net                      741         558
          Net realized capital gains on investments                    (5,123)     (6,229)
          Other, net                                                       18        (601)
                                                                     --------    --------
               Net cash (used in) provided by operating activities     (3,333)      5,797
                                                                     --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Sale of FGIC, net of cash sold                                    10,612
     Sale of CGIC, net of cash sold                                                12,680
     Bonds available for sale
               Purchases                                              (74,620)    (42,002)
               Maturities/calls                                        36,073      15,928
               Sales                                                   20,919         716
     Bonds held to maturity
               Purchases                                                 (700)       (100)
               Maturities/calls                                        23,531      31,472
     Net short term investment purchases                                 (400)       (112)
     Purchases of equities                                            (12,854)    (12,873)
     Sales of equities                                                              1,600
     Purchase of furniture, equipment and leasehold improvements,
               net                                                        (19)       (114)
                                                                     --------    --------
               Net cash provided by in investing activities             2,092       7,195
                                                                     --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Common dividends paid                                               (503)
     Preferred dividends paid                                          (2,789)     (2,580)
                                                                     --------    --------
               Net cash used in financing activities                   (3,292)     (2,580)
                                                                     --------    --------
      (Decrease) increase in cash and cash equivalents                 (4,533)     10,412

     Cash and cash equivalents, beginning of year                      68,099      45,508
                                                                     --------    --------
               Cash and cash equivalents, end of period              $ 63,566    $ 55,920

                                                                     --------    --------
                                                                     --------    --------



                  See accompanying notes to condensed consolidated
                                financial statements.
                                          4

             NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (Unaudited)
                              _________________

1.   BASIS OF PRESENTATION:

     As of June 30, 1998, Folksamerica Holding Company, Inc. (the "Company") was owned by the following companies ("Stockholders"): White Mountains Holdings,Inc. ("White Mountains") (Hanover, New Hampshire), a wholly owned subsidiary of Fund American Enterprises Holdings, Inc. ("Fund American"), Folksam Mutual General Insurance Co. ("Folksam") (Stockholm, Sweden), Wiener Staedtische Allgemeine Versicherung ("Wiener") (Vienna, Austria), P&V Assurances S.C. ("P&V")
     (Brussels, Belgium) and Forsikringsaktieselskapet Samvirke
     ("Samvirke") (Oslo, Norway).

     The Company owns 100% of Folksamerica Reinsurance Company ("FRC") and Fester, Fothergill and Hartung, Ltd. ("FF&H"). FRC underwrites property and liability reinsurance in the U.S., Latin America and Canada and direct insurance business through managing general agents in the United States. All assumed reinsurance is obtained through reinsurance brokers and intermediaries. The Company principally derives its revenue from underwriting property treaty business, casualty treaty business and property facultative business for both commercial and personal lines. FF&H is an underwriting manager for a property catastrophe reinsurance facility underwritten by FRC.

     On March 4, 1998, FRC sold 100% of the outstanding stock of Folksamerica General Insurance Company ("FGIC") (formerly known as Great Lakes American Reinsurance Company) for $4,060,000 over its book value on that date. The gain is included in net realized capital gains on investments in the June 30, 1998 statement of operations. The sale of FGIC will not have a material impact on the Company's future results of operations.

     The financial statements have been prepared in accordance with generally accepted accounting principles and include all adjustments (consisting of normal recurring adjustments) considered necessary by management to fairly present the financial position, results of operations and cash flows of the Company. These interim financial statements may not be indicative of financial results for the full year and should be read in conjunction with the Company's 1997 audited financial statements. Certain amounts in the prior period financial statements have been reclassified to conform with the current presentation.

2.   NEW PRONOUNCEMENTS:

     In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (SFAS No. 130). This statement requires that all items that are required to be recognized under accounting standards as components of comprehensive income be explicitly reported in a financial statement. SFAS No. 130 is effective for fiscal years beginning after December 15, 1997 and reclassification of earlier periods is required. There is no impact on the Company's net income or financial position as a result of adoption of this statement in 1998.

     The components of the Company's comprehensive income are net income, changes in foreign currency translation adjustments and changes in unrealized appreciation of investments.

3.   SUBSEQUENT EVENT

     Pursuant to a Stock Purchase Agreement dated July 1, 1998, White Mountains and Fund American Enterprises, Inc., a wholly owned subsidiary of Fund American, acquired the remaining 50% of the Company that they did not previously own for approximately $169.1 million. The transaction was completed on August 18, 1998 at which time the Company became a wholly owned subsidiary of Fund American.

                                          5